UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): August 14, 2012

                           VANGUARD ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                        None                 27-2888719
 ----------------------------      ---------------------   --------------------
 (State or other jurisdiction      (Commission File No.)   (IRS Employer
  of incorporation)                                        Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                            ------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule   13e-14(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01   Other Events

     On August 14, 2012, the Company issued a press release, filed as Exhibit 99.1, announcing its quarterly financial results for the period ending June 30, 2012, a conference call to be held on August 23, 2012, as well as other information regarding the Company.


Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number     Description
------     -----------
99.1       Press Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2012              VANGUARD ENERGY CORPORATION


                                    By: /s/ Warren M. Dillard
                                       --------------------------------------
                                       Warren M. Dillard, President and Chief
                                       Executive Officer


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